Exhibit 10.27

IOGEN D3 BIOFUEL PARTNERS LLC

2200 Wilson Boulevard, Suite 310

Arlington, Virginia 22202

May 20, 2016

GSF Energy, L.L.C.

680 Andersen Drive

Foster Plaza 10, 5th Floor

Pittsburg, PA 15220

Attention: Dave Herman

Dear Dave:

Re:	Transaction Confirmation dated May 9, 2016 between Iogen D3 Biofuel Partners LLC and GSF Energy, LLC (the “Transaction Confirmation”)

Reference is made to the Transaction Confirmation defined above. This will confirm that the Sales Meter Numbers referenced in the following section:

“Delivery Point(s): The Delivery Point shall be Sales Meter Numbers: [***] at the Project.”

shall be amended to read as follows:

“Delivery Point(s): The Delivery Point shall be Sales Meter Numbers: [***] at the Project.”

Except as expressly provided herein, the Transaction Confirmation shall remain in full force and effect in accordance with its terms.

Please acknowledge your acceptance of and agreement to the foregoing by signing a copy of this letter where indicated below.

Very truly yours,
IOGEN D3 BIOFUEL PARTNERS LLC

By:	/s/ Claire Dumville
Title:	VP, Finance

ACCEPTED AND AGREED
GSF ENERGY, L.L.C.

By:	/s/ Martin L. Ryan

Title:	Vice President

Date:	5-20-16